Exhibit 10.12

                          ELEPHANT & CASTLE GROUP, INC.
                                 Lease Abstract


1.       PROJECT:              Eaton Centre Metrotown, Burnaby, BC, Canada

2.       TENANT:               Canadian Rainforest Restaurants, Inc.

3.       STORE AREA:           18,000 square feet
]
4.       TRADE NAME:           Rainforest Cafe

5.       USE:                  For the operation of a traditional "Rainforest
                               Cafe" restaurant.

6.       TERM:                 15 years

7.       TERM START
           DATE:               May 1, 1998

8.       TERM EXPIRY
           DATE:               April 30, 2013

9.       EXTENSION             5 years
           PERIODS:

10.      GROSS RENT:           Can $53.64 per sf per annum of the EXACT Gross
                               Leasable Area of the Store.

11.      PERCENTAGE            5.00% of Gross Revenue in excess of Minimum
           RENT:               Rent

12.      PREPAID RENT:         Nil

13.      SECURITY
         DEPOSIT:              Nil

14.      INITIAL PRO-
         MOTION CHARGE:        Nil

15.      FIXTURING


           PERIOD:             180 Days

16.      PLAN REVIEW CHARGE:   Nil

17.      LANDLORD ADDRESS:     c/o 20 Vic Management Inc.
                               20 Victoria Street, Suite 900
                               Toronto, Ontario
                               M5C 2N8

18.      GUARANTOR:            None

19.      PROPERTY MANAGER:     Vic Management Inc.